Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Mid Cap Intrinsic Value Portfolio

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information of Mid Cap Intrinsic Value Portfolio, each dated May 1, 2025

On December 18, 2025, Kenney Oh will be added as a Portfolio Manager of Mid Cap Intrinsic Value Portfolio (the “Fund”) and Michael C. Greene will cease his portfolio management responsibilities for the Fund.

As such, effective December 18, 2025, the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are revised as follows:

(a)	The “Portfolio Managers” section of the Summary Prospectuses and Prospectuses for the Fund is deleted and replaced with the following:

The Fund is co-managed by Benjamin H. Nahum (Managing Director of the Manager), James F. McAree (Managing Director of the Manager), Amit Solomon (Managing Director of the Manager), Rand W. Gesing (Senior Vice President of the Manager), Scott A. Hoina (Senior Vice President of the Manager) and Kenney Oh (Managing Director of the Manager). Messrs. Nahum, McAree, Solomon and Gesing have managed the Fund since May 2021. Mr. Hoina has managed the Fund since May 2024. Mr. Oh has managed the Fund since December 2025.

(b)	The following is added to the “Management of the Fund - Portfolio Managers” section of the Prospectuses for the Fund:
Kenney Oh is a Managing Director of the Manager and has managed the Fund since December 2025. Prior to joining the firm in 2025, Mr. Oh served as the President and CIO at another asset manager from 2022 to 2025 and Partner and Head of Public Equity at a private equity firm from 2017 to 2021.
(c)	All references to Michael C. Greene in the Summary Prospectuses, Prospectuses and Statement of Additional Information are removed in their entirety.

The date of this supplement is December 15, 2025.

Please retain this supplement for future reference.

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